UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2012

The Boston Beer Company, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation)	001-14092 (Commission File Number)	04-3284048 (IRS Employer Identification No.)

One Design Center Place, Suite 850, Boston, MA (Address of principal executive offices)	02210 (Zip Code)

Registrant’s telephone number, including area code (617) 368-5000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2013 Bonus Opportunities

At its meeting on December 11, 2012, the Compensation Committee of the Company’s Board of Directors approved bonus objectives for the Company’s named executive officers for 2013 and established shared Company-wide goals (the “Shared Company-Wide Goals”) that apply to certain officers and other employees.  The Shared Company-Wide Goals consist of achieving (i) depletions growth of at least 13% over 2012 (or 14% growth in total depletions that include those beers sold by the Company’s subsidiary formed in late 2011, A&S Brewing Collaborative LLC (“A&S”)), and (ii) the generation of at least $7.5 million in resource efficiencies and cost savings, while maintaining brand health. Assessment of performance against the Shared Company-Wide Goals and the various objectives listed below is within the purview of the Committee.

Chief Executive Officer

The Committee approved primary 2013 bonus opportunities for Martin F. Roper, the Company’s President and CEO, equal to 80% of salary, based on achieving objectives as set forth below. The Delivered Gross Profit and Margin goals are based on the Company’s current 2013 financial plan.

TABLE 1 – CEO BONUS OPPORTUNITY = 80% OF BASE SALARY

Performance Measure	Bonus Goal	Weight

2013 Depletions Growth over 2012	Total depletions growth of at least 14% Total depletions growth of at least 15% Total depletions growth of at least 16%	15.0% 15.0% 15.0%
Delivered gross profit	Delivered gross profit of at least $324 million and delivered gross profit margin of at least 48.2%, after adjusting for commodity impact from plan levels	20.0%
Sales Force Effectiveness	(a) Market plan for lager draft distribution with core wholesalers is achieved by March 31, 2013, with at least 85% retained through May 31, 2013; (b) Achieve at least 70% of 2012 Samuel Adams Seasonal distribution within first four weeks of each season; (c) Increase the average number of calls made by account managers per month by at least 20%; and (d) Angry Orchard draft distribution has increased by at least 75% over 2012 distribution by March 31, 2013	5.0%
Resource Savings	Combined savings of $7.5 million from delivered gross margin and SG&A efficiency initiatives by the end of 2013	10.0%
Distribution	Freshest Beer Program successfully implemented for wholesalers covering at least 70% of the Company’s volume by the end of 2013	10.0%
Organizational Development	Improve organizational capability to effectively manager brand complexity and planned volume growth	10.0%
	TOTAL	100.0%

In addition, the Committee approved a further 2013 bonus opportunity for Mr. Roper equal to 80% of his primary 2013 bonus potential (which would equal an incremental 64% of his base salary) tied to achieving certain goals that would require substantial out-performance by the Company against its 2013 financial plan, as set forth below:

TABLE 2 – CEO “STRETCH” BONUS OPPORTUNITY = 64% OF BASE SALARY

Performance Measure	Bonus Goal	Weight

2013 Depletions Growth over 2012

Total depletions growth of at least (a) 17% or (b) 16%, if products of A&S are excluded

Total depletions growth of at least (a) 18% or (b) 17%, if products of A&S are excluded

Total depletions growth of at least 5% greater than that of total craft beer category (benchmark to be based on best available syndicated data and approved by Compensation Committee)

		20.0% 20.0% 20.0%
Cost Savings	Achieve processing costs of under $2.00 per case equivalent at breweries owned by the Company	20.0%
	TOTAL	80.0%

Chairman

The Committee approved 2013 bonus opportunities for C. James Koch, the Company’s Chairman, equal to 100% of salary. Mr. Koch’s objectives for 2013 as a percentage of his bonus opportunities are set forth below.

TABLE 3 – CHAIRMAN BONUS OPPORTUNITY = 100% OF BASE SALARY

Performance Measure	Bonus Goal	Weight

2013 Depletions Growth over 2012

Total depletions growth of at least 14%

Total depletions growth of at least 15%

Total depletions growth of at least 17%

(a) Total depletions growth of at least 17% or (b) depletions growth of at least 16%, excluding products sold by A&S, or (c) depletions growth is greater than that of total craft beer category (benchmark to be based on best available syndicated data and approved by Compensation Committee)

		15.0% 15.0% 15.0% 20.0%
Delivered gross profit	Delivered gross profit of at least $324 million and delivered gross profit margin of at least 48.2%, after adjusting for commodity impact from plan levels	20.0%
Distribution	Freshest Beer Program successfully implemented for wholesalers covering at least 70% of the Company’s volume by the end of 2013	10.0%
Industry Initiatives	Investment of time and resources in craft industry initiatives which support the category and the Company	5.0%
	TOTAL	100.0%

Chief Financial Officer

The Committee approved 2013 bonus opportunities for William F. Urich, the Company’s Treasurer and Chief Financial Officer, equal to 50% of his 2013 base salary, based on achieving objectives as follows:

TABLE 4 – CFO BONUS OPPORTUNITY = 50% OF BASE SALARY

Performance Measure	Bonus Goal	Weight
Shared Company-Wide Goals	The Company achieves its Shared Company-Wide Goals and depletions growth greater than the beer category	30.0%*
Individual Goals
Resource Efficiency

Deliver $2.5 million of resource efficiency improvements outside of Delivered Gross Margin.

Support the Operations group in identifying and executing against a 2013 Delivered Gross Margin goal to achieve $5 million of savings/efficiencies by year-end 2013

Lead the Operations/Brewing performance improvement measurements, KPI’s and financial reporting to drive focus on key measurable and continuous financial improvement. Lead IT initiatives to improve SAP tracking of materials, yields, cost reporting and shop floor reporting.

		10.0% 7.5% 7.5%
Procurement	Through effective use of procurement department, identify and execute 2% savings for non-contracted procurement spend and deliver $1.0 million savings. Identify and execute $1.5 million of Delivered Gross Margin savings for full year 2013.	10.0%
Sales Force Effectiveness	Identify unplanned pricing opportunities (not including opportunities created by competitive moves) of at least $250,000. Improve data and analysis delivery to Sales.	5.0%
Support of A&S Initiatives	Develop required back office support system to support projects of A&S, including start-up of regional breweries and tracking/support for new brands. Support due diligence on new business development or potential acquisitions.	10.0%
Organizational Development	Improve departmental or functional talent bench strength and depths, especially in key positions, and drive culture of high performance.	10.0%
IT	Improve effectiveness, productivity, business impact and efficiency of IT department. Lead efforts to improve sales mobility tools, information flow, dashboard and effectiveness of technology in support of sales execution goals.	10.0%
	TOTAL	100.0%

*

15% if depletions growth over 2012 depletions is greater than 9% but less than 13%, provided that the Samuel Adams® brand grows at least 2% and total company depletions growth is faster than the beer category.

Vice President of Sales

The Committee approved 2013 bonus opportunities for John C. Geist, the Company’s Vice President of Sales, equal to 50% of his 2013 base salary, based on achieving objectives as follows:

TABLE 5 – VICE PRESIDENT OF SALES

BONUS OPPORTUNITY = 50% OF BASE SALARY

Performance Measure	Bonus Goal	Weight
Shared Company-Wide Goals	The Company achieves its Shared Company-Wide Goals and depletions growth greater than the beer category	30.0%*
Individual Goals
2013 Depletions Growth over 2012	Samuel Adams depletions growth of at least 4% Twisted Tea depletions growth of at least 15% Angry Orchard depletions growth to at least 115% Total depletions growth of at least 14%	10.0% 5.0% 5.0% 15.0%
Pricing	Price adjustments of at least 1%	5.0%
Sales Execution

Market plan for lager draft distribution with core wholesalers is achieved by March 31, 2013, with at least 85% retained through May 31, 2013;

Achieve at least 70% of 2012 Samuel Adams Seasonal distribution within first four weeks of each season;

Increase the average number of calls made by account managers per month by at least 20%; and

Angry Orchard draft distribution has increased by at least 75% over 2012 distribution by March 31, 2013

		2.5% 2.5% 2.5% 2.5%
Wholesaler Initiatives

Update wholesaler execution requirements and track effectiveness

Track displays on key holidays and achieve performance better than 2012

Freshest Beer Program successfully implemented for wholesalers covering at least 70% of the Company’s volume by the end of 2013

Support new product testing and rollouts and achieve A&S depletions of at least 400,000 case equivalents

		2.5% 2.5% 2.5% 2.5%
Organizational Development	Improve departmental or functional talent bench strength and depths, especially in key positions, and drive culture of high performance.	10.0%
	TOTAL	100.0%

*

15% if depletions growth over 2012 depletions is greater than 9% but less than 13%, provided that the Samuel Adams® brand grows at least 2% and total company depletions faster than the beer category.

Vice President of Operations

The Committee approved 2013 bonus opportunities for Thomas W. Lance, the Company’s Vice President of Operations, equal to 50% of his 2013 base salary, based on achieving objectives set forth below. The bonus opportunity is subject to reduction if any product that does not meet the Company’s quality standards is shipped from a brewery.

TABLE 6 – VICE PRESIDENT OF OPERATIONS

BONUS OPPORTUNITY = 50% OF BASE SALARY

Performance Measure	Bonus Goal	Weight
Shared Company-Wide Goals	The Company achieves its Shared Company-Wide Goals and depletions growth greater than the beer category	20.0%*
Individual Goals
Safety & Quality

Develop and implement safety programs that assures brewery total incident rate at no greater than 5.3.

Reduce brewery total incident rate to 4.3 or less.

Improve total quality aggregate score at the breweries by at least 2% from 2012. Metrics will include tracking coding issues and age of beer shipped from breweries

		5.0% 5.0% 5.0%
Brewery Performance and Resource Efficiency

Maintain adjusted conversion cost/case at breweries, without depreciation, to plan or lower. Identify and implement $5 million in delivered gross margin savings.

Implement employee relations strategy within operations/brewing departments and support a high performing work environment. Launch and support at least 50 continuous improvement teams that deliver measurable improvement.

Develop and recommend optimal warehousing strategy with balanced consideration of enhanced changeover capabilities (operational and technology driven), capacity needs, live loading practicality, freight costs, and employee safety by May 1, 2013.

		5.0% 15.0% 5.0%
Freshest Beer Program

Fully develop and expand to 70% of the Company’s volume. Improve out-of-stock tracking and service levels.

Lead participation and execution of IT project at breweries for SAP and shop floor data tracking by the operations/brewing departments.

		10.0% 5.0%
Capacity

Successfully execute capacity/capability projects on time and on budget with intended benefit delivered in 2013

Develop leadership and technical competencies and capability in the planning group to significantly improve customer service

		15.0% 5.0%
Organizational Development	Improve departmental or functional talent bench strength and depths, especially in key positions, and drive culture of high performance.	5.0%
	TOTAL	100.0%

*

15% if depletions growth over 2012 depletions is greater than 9% but less than 13%, provided that the Samuel Adams® brand grows at least 2% and total company depletions faster than the beer category.

Other Executive Officers

The Committee also approved the 2013 bonus opportunity for four other executive officers, which opportunity consists of a combination of the Company achieving its Shared Company-Wide Goals and the officers achieving their individual goals. The overall bonus opportunities for these officers range from 20% to 50% of their 2013 base salary. The proportion of the overall bonus opportunity that is based on the achievement of the Shared Company-Wide Goals for each of these officers is 20%.

Equity Compensation

Based on the recommendation of the Compensation Committee, the Board of Directors of the Company, at its meeting held on December 12, 2012, approved the following option and restricted stock grants of the Company’s Class A Common Stock, pursuant to the Company’s Employee Equity Incentive Plan.

Contingent Vesting Options

The Board of Directors approved the grant of contingent vesting options for shares of the Company’s Class A Common Stock in the aggregate amount of 10,925 shares to three executive officers, effective January 1, 2013, with an exercise price at the fair market value of such Common Stock on the effective date of the grant.

C. James Koch, the Company’s founder and Chairman, and Thomas W. Lance, Vice President of Brewing, will each be granted an option for 4,725 shares and Kathleen H. Wade, Vice President-Legal and Corporate Secretary, will be granted an option for 1,475 shares. The number of shares as to which these options may become exercisable in any year is dependent upon the Company’s meeting certain 2013 depletions targets, as follows: (a) 50% will be eligible to vest if (i) 2013 depletions (excluding those of A&S) are at least 9% over 2012 depletions and (ii) total depletions growth is greater than that of the beer category; and (b) 100% will be eligible to vest if (i) 2013 depletions (excluding those of A&S) are at least 13% over 2012 depletions and (ii) total depletions growth is greater than those of the beer category. The determination regarding the eligibility for vesting of these options will be made by the Compensation Committee by mid-March 2014. Eligible shares will then vest at the rate of 20% per year over the five-year period commencing January 1, 2013, subject to accelerated vesting in certain specified circumstances. The options will lapse to the extent that the above depletions targets are not met.

In addition, a senior manager will be granted a performance-based option for 15,000 shares of the Company’s Class A Common Stock, effective January 1, 2013, with an exercise price at the fair market value of such Common Stock on the effective date of the grant. Vesting is based on meeting certain volume growth targets over the next five years and the optionee must be an employee of the Company on the date a volume threshold is met or the option will lapse as to the non-vested shares.

Special Long-Term Retention Options

The Board of Directors also approved the grant of options to three senior managers in amounts ranging from 7,500 to 10,000 shares of the Company’s Class A Common Stock for a total of 25,000 shares. All these grants are effective January 1, 2013 and have an exercise price at the fair market value of such Common Stock on the effective date of the grant. Sixty percent (60%) of the shares will vest five years from the effective date of grant, with the remaining shares vesting at the rate of ten percent (10%) each year thereafter. The optionees must be employees of the Company on the applicable vesting date or their option will lapse as to the non-vested shares.

Restricted Stock Awards

In addition, the Board of Directors approved an aggregate of $1,565,000 in restricted stock grants to be awarded to one officer, and certain senior managers and key employees of the Company as of January 1, 2013. The restricted stock will vest over the five-year period commencing January 1, 2013, contingent only on continued employment, such that 20% of the shares will vest on January 1 in each of the years 2014 through 2018, subject to accelerated vesting in certain specified circumstances.

Approval of Class B Stockholder

All of the bonus opportunities and equity compensation grants to executive officers described above were approved by the sole holder of the Company’s Class B Common Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Boston Beer Company, Inc. (Registrant)
Date: December 14, 2012	/s/ Martin F. Roper Martin F. Roper Chief Executive Officer (Signature)*

*Print name and title of the signing officer under his signature.